UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-26772

Date of Report: April 25, 2002

COLDWATER CREEK INC.
(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

            ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864
            (Address of principal executive offices)

            (208) 263-2266
            (Registrant’s telephone number, including area code)

Item 5.    Other Events.

Pending the filing of its Annual Report on Form 10-K for the fiscal year ended March 2, 2002, on or before the statutorily required filing date of May 31, 2002, Coldwater Creek Inc. (the “Company”) is hereby voluntarily filing with the U.S. Securities and Exchange Commission its comparative consolidated financial statements and its Management’s Discussion and Analysis for the fiscal year ended March 2, 2002, accompanied by an unqualified audit report from Arthur Andersen LLP, its independent public accountants.

c)  Exhibits.  The following exhibits are filed with this report.

Exhibit Number	Description of Document

23	Consent of Independent Public Accountants

99	Letter from Coldwater Creek Inc. to the U.S. Securities and Exchange Commission relating to the receipt of Arthur Andersen LLP’s letter regarding compliance with professional standards.

99.1	Risk Factors

99.2	Management’s Discussion and Analysis

99.3	Consolidated Financial Statements of Coldwater Creek Inc. and Subsidiaries with accompanying Report of Independent Public Accountants

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sandpoint, State of Idaho, on this 25th day of April 2002.

COLDWATER CREEK INC.

By:	/S/ DENNIS PENCE
Chairman of the Board of Directors (Principal Financial and Accounting Officer)

By:	/S/ GEORGIA SHONK-SIMMONS
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

23	Consent of Independent Public Accountants

99	Letter from Coldwater Creek Inc. to the U.S. Securities and Exchange Commission relating to the receipt of Arthur Andersen LLP’s letter regarding compliance with professional standards.

99.1	Risk Factors

99.2	Management’s Discussion and Analysis

99.3	Consolidated Financial Statements of Coldwater Creek Inc. and Subsidiaries with accompanying Report of Independent Public Accountants